UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 22, 2016
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the“Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 22, 2016, HP Inc. (the “Company”) issued a press release relating to the results of operations for its fiscal quarter ended October 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number        Description

Exhibit 99.1        HP Inc. Press Release dated November 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: November 22, 2016	By:	/s/ Ruairidh Ross
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number        Description

Exhibit 99.1        HP Inc. Press Release dated November 22, 2016.